                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)        November 11, 1996
                                                           -----------------

                                 FIRST USA BANK
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



   Delaware                         33-99362                   76-0039224
 ------------                   -----------------            ------------
 (State or other jurisdiction   (Commission File Number)    (IRS Employer
   of incorporation or                                    Identification Number)
    organization)


201 North Walnut Street, Wilmington, Delaware                         19801
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(Address of principal executive offices)                            (Zip Code)


                    302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

     Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of October 1 through October 31, 1996 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.


                    Original Principal      Original Principal          Pooling and
                          Amount                  Amount           Servicing Supplement                          Interest  Principal

Series                  (Class A)               (Class B)                  Date          Interest Type           Payment    Payment
------------------------------------------------------------------------------------------------------------------------------------


1992-1                 308,000,000              42,000,000         September 1, 1992         Fixed                 yes        yes
1993-1                 500,000,000                  -              May 1, 1993             Floating                yes         no
1993-2                 500,000,000                  -              October 1, 1993         Floating                yes        yes
1993-3                 750,000,000                  -              October 1, 1993         Floating                yes         no
1994-3                 532,350,000              34,650,000         June 1, 1994            Floating                yes         no
1994-4                 726,450,000              56,550,000         June 1, 1994            Floating                yes         no
1994-5                 500,000,000              39,160,000         July 30, 1994           Floating                yes         no
1994-6                 750,000,000              58,380,000         July 30, 1994           Floating                yes         no
1994-7                 750,000,000              58,735,000         November 8, 1994        Floating                yes         no
1994-8                 500,000,000              39,157,000         November 8, 1994        Floating                 *          no

1995-1               1,000,000,000              78,300,000         March 1, 1995           Floating                yes         no
1995-2                 660,000,000              51,700,000         March 1, 1995           Floating                yes         no
1995-3                 830,000,000              65,000,000         May 16, 1995            Floating                yes         no
1995-4                 750,000,000              67,770,000         September 14, 1995      Floating                yes         no
1995-5                 500,000,000              45,180,000         September 14, 1995      Floating                yes         no

1995-6               1,245,000,000             112,500,000         December 7, 1995        Floating                yes         no
1996-1                 750,000,000              67,770,000         March 6, 1996           Floating                yes         no
1996-2                 600,000,000              54,300,000         June 4, 1996            Floating                yes         no
1996-4                 500,000,000              45,180,000         August 6, 1996          Floating                yes         no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August and November Payment Dates.

      The 1992-1 Certificates, 1993-1 Certificates, 1993-2 Certificates, 1993-3 Certificates, 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, and 1996-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07,
99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18, and
99.19 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1992-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-2 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-3 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST USA BANK
                                       As Servicer


                                       By:  /s/W. Todd Peterson
                                          --------------------------------------
                                               W. Todd Peterson
                                               Vice President



Date:  November 25, 1996
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